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                                                                    Exhibit 10.9


                  FOURTH AMENDMENT, dated as of February 26, 1999 (this "Fourth Amendment"), to the Credit Agreement, dated as of August 29, 1996, as amended by the First Amendment thereto dated as of January 29, 1997, the Second Amendment thereto dated as of March 21, 1997 and the Third Amendment thereto dated as of March 3, 1998 (the "Credit Agreement"), among WESTINGHOUSE ELECTRIC CORPORATION, now known as CBS CORPORATION ("CBS"), the Subsidiary Borrowers parties thereto, the Lenders parties thereto, NATIONSBANK, N.A. and THE TORONTO-DOMINION BANK, as Syndication Agents, THE CHASE MANHATTAN BANK, as Documentation Agent, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent. Unless otherwise specified herein, all capitalized terms defined in the Credit Agreement and used herein are so used as so defined.


                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, CBS wishes to amend the Credit Agreement in the manner set forth herein; and

                  WHEREAS, each of the parties hereto is willing to enter into this Fourth Amendment on the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                  ARTICLE I--AMENDMENTS TO THE CREDIT AGREEMENT

                  1. Section 1.1. (a) The definition of "Consolidated EBITDA" contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Consolidated EBITDA" shall mean, with respect to CBS and its Consolidated Subsidiaries for any period, operating profit (loss) (excluding that related to Discontinued Operations), plus other income
         (loss), plus interest income, plus depreciation and amortization (excluding amortization related to programming rights), excluding (a) gains (losses) on sales of assets (except (I) gains (losses) on sales of inventory sold in the ordinary course of business and (II) gains (losses) on sales of other assets if such gains (losses) are less than $10,000,000 individually and less than $50,000,000 in the aggregate during such period), and (b) other non-cash items (including (i) provisions for losses and additions to valuation allowances, (ii) provisions for restructuring, litigation and environmental reserves and losses on the Disposition of businesses and (iii) pension settlement charges), in each case determined for such period on a basis consistent with that reported in CBS's Form 10-Q for the fiscal quarter ended September 30, 1998 filed with the SEC, minus cash payments made during such period in respect of non-cash charges taken during any previous period (excluding cash payments in respect of non-cash charges taken prior to December 31, 1998).

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                  (b) The date "December 31, 1998" set forth in the definition of "Consolidated Total Funded Indebtedness" is hereby changed to the date "June 30, 1999".

                  2. Section 1.2(c). Section 1.2(c) of the Credit Agreement is hereby amended by adding the following new clause (iv) to the end thereof:

         "; and (iv) the financial results and effects of the operations of the Eye on People and TeleNoticias businesses shall be entirely disregarded"

                  3. Section 5.6(a). Clause (v) of Section 5.6(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

         "(v) Indebtedness incurred on any date when, after giving effect thereto, the aggregate principal amount of Indebtedness incurred pursuant to this clause (v) that is outstanding on such date (it being understood that, for the purposes of this clause (v), the term "Indebtedness" does not include borrowings under this Agreement or Excluded Indebtedness) does not exceed the greater of (x) $750,000,000 and (y) consolidated EBITDA of Infinity and its consolidated Subsidiaries (determined in a manner comparable to that set forth in the definition of "Consolidated EBITDA") for the most recent period of four consecutive fiscal quarters for which the relevant financial information is available less, in the case of any such Indebtedness incurred by Infinity or any of its consolidated Subsidiaries, the then actual aggregate outstanding balances of Indebtedness incurred pursuant to this clause (v) by Subsidiaries other than Infinity and its consolidated Subsidiaries, provided that the aggregate outstanding principal amount of Indebtedness incurred pursuant to this clause (v) by Subsidiaries other than Infinity and its consolidated Subsidiaries shall not exceed $300,000,000 at any time"

                  4. Article VI. Paragraph (d) of Article VI is hereby amended by adding the following parenthetical to the end of subclause (ii)(x) thereof:

         "(provided that this subclause (ii)(x) shall not apply to any provision that permits the holders, or a trustee on their behalf, to cause Indebtedness to become due prior to its stated maturity because of the failure to deliver to such holders or such trustee financial statements or certificates for any Subsidiary that is not required by law or regulation to file financial statements with the SEC, unless such Indebtedness has become due prior to its stated maturity as a result of such failure)"

                  5. Commitment Reduction. Effective on the Fourth Amendment Effective Date (as defined below), the aggregate Commitments shall be permanently reduced from $4,000,000,000 to $3,000,000,000.


                            ARTICLE II--MISCELLANEOUS

                  1 Representations and Warranties. CBS and each Subsidiary Borrower (to the extent specifically applicable to such Subsidiary Borrower) hereby represents and warrants, on and as of the Fourth Amendment Effective Date (as defined below), that (a) the execution and delivery of this Fourth Amendment and the performance of this Fourth Amendment and the Credit Agreement as amended by this Fourth Amendment (the "Amended Credit Agreement") will not conflict with or result in a breach of, or require any consent under, the charter or By-laws (or other equivalent organizational documents) of CBS or any Subsidiary Borrower, or any applicable law or regulation,


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or any order, writ, injunction or decree of any Governmental Authority, or any material agreement or instrument to which CBS or any of its Material Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of CBS or any of its Material Subsidiaries pursuant to the terms of any such agreement or instrument; (b) CBS and each Subsidiary Borrower has all necessary corporate power and authority to execute and deliver this Fourth Amendment and to perform its obligations under this Fourth Amendment and the Amended Credit Agreement; (c) the execution and delivery of this Fourth Amendment and the performance of this Fourth Amendment and the Amended Credit Agreement have been duly authorized by all necessary corporate action on the part of CBS and each Subsidiary Borrower; (d) this Fourth Amendment has been duly and validly executed and delivered by CBS and each Subsidiary Borrower and each of this Fourth Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of CBS and each Subsidiary Borrower, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors' rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); (e) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution and delivery by CBS and each Subsidiary Borrower of this Fourth Amendment, for the performance by CBS and each Subsidiary Borrower of this Fourth Amendment and the Amended Credit Agreement or for the validity or enforceability hereof or thereof; and (f) each of the representations of CBS and each Subsidiary Borrower set forth in Article III of the Amended Credit Agreement is true and correct in all material respects on and as of the Fourth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  2 No Other Modifications. Except as expressly modified hereby, all the provisions of the Credit Agreement are and shall continue to be in full force and effect. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" and words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended hereby.

                  3 GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS AND PRINCIPLES OF SUCH STATE.

                  4 Counterparts. This Fourth Amendment may be executed by one or more of the parties to this Fourth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  5 Effectiveness. This Fourth Amendment shall become effective on the date (the "Fourth Amendment Effective Date") upon which the Administrative Agent shall have received (a) an executed counterpart of this Fourth Amendment from CBS and each Subsidiary Borrower and (b) executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Fourth Amendment by the Administrative Agent, provided that, subject to receipt of the foregoing items, the amendments described in Sections 1, 2, 3 and 4 of Article I of this Fourth Amendment shall be deemed to be effective as of December 31, 1998.


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                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                   CBS CORPORATION

                                   By     /s/ Fredric G. Reynolds
                                     -------------------------------------------
                                   Title:


                                   INFINITY BROADCASTING CORPORATION

                                   By     /s/ Farid Suleman
                                     -------------------------------------------
                                   Title:


                                   HEMISPHERE BROADCASTING CORPORATION

                                   By     /s/ Fredric G. Reynolds
                                     -------------------------------------------
                                   Title:


                                   INFINITY BROADCASTING CORPORATION OF BOSTON

                                   By     /s/ Fredric G. Reynolds
                                     -------------------------------------------
                                   Title:


                                   INFINITY BROADCASTING CORPORATION OF NEW YORK

                                   By     /s/ Fredric G. Reynolds
                                     -------------------------------------------
                                   Title:


                                   TRANSPORTATION DISPLAYS, INCORPORATED

                                   By     /s/ Farid Suleman
                                     -------------------------------------------
                                   Title:


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent

                                   By     /s/ Robert Bottamedi
                                     -------------------------------------------
                                   Title: Vice President